UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  December 1, 2004
                                                 -------------------------------

Morgan Stanley ABS Capital Inc. (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2003, relating to the Morgan Stanley ABS Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2003-HE1)
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             (Exact name of registrant as specified in its charter)


         Delaware                333-104046-06              13-3939229
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     (State or other             (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)


1585 Broadway, New York, New York                             10036
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      (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (212) 296-7000
                                                    --------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            On December 1, 2004, The Provident Bank ("Provident") resigned as servicer under the Pooling and Servicing Agreement (as defined below), and Litton Loan Servicing LP ("Litton") was appointed as successor servicer thereunder. In connection with such resignation and succession, the Registrant, Provident, Litton, Chase Manhattan Mortgage Corporation ("CMMC"), Accredited Home Lenders, Inc. ("Accredited"), NC Capital Corporation ("NC Capital") and Deutsche Bank National Trust Company, as trustee (the "Trustee"), entered into a Servicer Resignation, Appointment, Assumption and Amendment Agreement, dated as of December 1, 2004 ("Amendment"), which Amendment, among other things, amends certain provisions of the Pooling and Servicing Agreement, dated as of June 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Registrant, CMMC, Provident, Accredited, NC Capital and the Trustee, for the Morgan Stanley ABS Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2003-HE1.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
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(c) Exhibits

Exhibit 4 The Servicer Resignation, Appointment, Assumption and Amendment Agreement, dated as of December 1, 2004 by and among the Registrant, as depositor, Chase Manhattan Mortgage Corporation, as a servicer, The Provident Bank, as a servicer, Litton Loan Servicing LP, as successor servicer, Accredited Home Lenders, Inc., as responsible party, NC Capital Corporation, as responsible party, and Deutsche Bank National Trust Company, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MORGAN STANLEY ABS CAPITAL INC.


Date:  January 6, 2005
                                          By:    /s/ Steven Shapiro
                                             -----------------------------------
                                             Name:   Steven Shapiro
                                             Title:  Executive Director

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

4                       The Servicer Resignation,                         E
                        Appointment, Assumption and
                        Amendment Agreement, dated as of
                        December 1, 2004 by and among
                        the Registrant, as depositor,
                        Chase Manhattan Mortgage
                        Corporation, as a servicer, The
                        Provident Bank, as a servicer,
                        Litton Loan Servicing LP, as
                        successor servicer, Accredited
                        Home Lenders, Inc., as
                        responsible party, NC Capital
                        Corporation, as responsible
                        party, and Deutsche Bank
                        National Trust Company, as
                        trustee.